UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2017
___________________

AVADEL PHARMACEUTICALS PLC
(Exact name of registrant as specified in its charter)
___________________

Ireland (State or Other Jurisdiction of Incorporation)	001-37977 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)
Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant's telephone number, including area code: +353 1 485 1200
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Ž

Item 8.01  Other Events.

Avadel Pharmaceuticals plc ("Avadel") today announced that the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR Act"), with respect to Avadel's sole right to commercialize and further develop Noctiva in the United States and Canada, expired at 11:59 p.m. on September 25, 2017.  The license agreement between Avadel and Serenity Pharmaceuticals, LLC granting Avadel such sole commercialization right was announced on September 5, 2017.  With the expiration of the HSR Act waiting period, the license agreement has become effective.  Noctiva is a proprietary low-dose formulation of desmopressin acetate administered through a patent-protected intranasal delivery system.  It is the first and only product approved by the U.S. Food and Drug Administration ("FDA") for the treatment of nocturia due to nocturnal polyuria.  Additional information about Noctiva and Avadel can be found at Avadel.com; and additional information about the license agreement is presented in our Form 8-K filed with the Securities and Exchange Commission on September 5, 2017.

Forward-Looking Statements

This current report on Form 8-K may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  The words "will," "may," "believe," "expect," "anticipate," "estimate," "potentially," "project" and similar expressions, and the negatives thereof, identify forward-looking statements, each of which speaks only as of the date the statement is made.  Although we believe that our forward-looking statements are based on reasonable assumptions within the bounds of our knowledge of our business and operations, our business is subject to significant risks and as a result there can be no assurance that actual results of our research, development and commercialization activities and our results of operations will not differ materially from the results contemplated in such forward-looking statements.  These risks include the following: (i) our internal analyses may overstate the market opportunity in the United States and Canada for the drug desmopressin acetate (the "Drug"), which we have licensed from Serenity Pharmaceuticals, LLC, or we may not effectively exploit such market opportunity; (ii) significant safety or drug interaction problems could arise with respect to the Drug; (iii) we may not successfully increase awareness of nocturia and the potential benefits of the Drug; (iv) we may encounter problems with the manufacture or supply of the Drug; (v) patents and proprietary rights associated with the Drug may not provide adequate protection; (vi) our costs to complete the commercialization of the Drug could be more than planned and/or may not provide the intended positive financial results; (vii) the need for management to focus attention on the development and commercialization of the Drug could cause our ongoing business operations to suffer; and (viii) the other risks, uncertainties and contingencies described in the Company's filings with the U.S. Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2016, in particular under the captions "Forward-Looking Statements" and "Risk Factors," including without limitation: our dependence on a small number of products and customers for the majority of our revenues; the possibility that our Bloxiverz®,Vazculep® and Akovaz® products, which are not patent protected, could face substantial competition resulting in a loss of market share or forcing us to reduce the prices we charge for those products; the possibility that we could fail to successfully complete the research and development for pipeline products we are evaluating for potential application to the FDA pursuant to our "unapproved-to-approved" strategy, or that competitors could complete the development of such products and apply for FDA approval of such products before us; the possibility that our products may not reach the commercial market or gain market acceptance; our need to invest substantial sums in research and development in order to remain competitive; our dependence on certain single providers for development of several of our drug delivery platforms and products; our dependence on a limited number of suppliers to manufacture our products and to deliver certain raw materials used in our products; the possibility that our competitors may develop and market technologies or products that are more effective or safer than ours, or obtain regulatory approval and market such technologies or products before we do; the challenges in protecting the intellectual property underlying our drug delivery platforms and other products; and our dependence on key personnel to execute our business plan.  Except as may be required by law, we disclaim any obligation to publicly update any forward-looking statements to reflect events after the date of this current report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVADEL PHARMACEUTICALS PLC
By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: September 27, 2017